Exhibit 10.1 FIFTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO NOTE THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMDNT TO NOTE (this "Amendment"), is made and entered into effective as of November 2, 2020 (the "Effective Date"), by and between EVOLUTION PETROLEUM CORPORATION, a Nevada corporation ("EPC"), EVOLUTION PETROLEUM OK, INC., a Texas corporation (“Evolution Texas”), NGS TECHNOLOGIES, INC., a Delaware corporation (“NGS”), EVOLUTION ROYALTIES, INC., a Delaware corporation (“Evolution Royalties”; EPC, Evolution Texas, NGS, and Evolution Royalties are collectively referred to herein as the “Original Borrowers”), EVOLUTION PETROLEUM WEST, INC., a Delaware corporation (“Evolution West”; Evolution West and the Original Borrowers are collectively referred to herein as the “Borrowers”) and MIDFIRST BANK, a federally chartered savings association ("Lender"). RECITALS A. Borrowers and Lender are parties to that certain Credit Agreement dated as of April 11, 2016, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017 and as further amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018 and as further amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018 and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018 (the "Existing Credit Agreement"). Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings assigned to them in the Existing Credit Agreement. B. The Loan is currently evidenced by that certain Amended and Restated Promissory Note in the face amount of $50,000,000.00 dated as of February 1, 2018 (the “Note”). C. The Borrowers and the Lender have agreed to modify the rate of interest and such other modifications as set forth herein. NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows: ARTICLE I. DEFINITIONS AND REFERENCES Section 1.1 Terms Defined in the Existing Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment. Section 1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2. “Amendment” means this Fifth Amendment to Credit Agreement. “Amendment Documents” means this Amendment, and all other Loan Documents executed and delivered in connection herewith. “Credit Agreement” means the Existing Credit Agreement as amended hereby. Fifth Amendment to Credit Agreement 2230976.1:613505:02679

ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT AND NOTE Section 2.1 Amendments to Article 1 of the Existing Credit Agreement. (a) The definition of “Maturity Date” in Section 1.01 of the Existing Credit Agreement, Defined Terms, is hereby amended and restated in its entirety as follows: "Maturity Date" means April 9, 2024; provided however that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. (b) The definition of “Eurodollar Rate” in Section 1.01 of the Existing Credit Agreement, Defined Terms, is hereby amended and restated in its entirety as follows: "Eurodollar Rate" means, for each Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the sum of (a) the quotient of the LIBOR Index for the Interest Period in question divided by (1 minus the Reserve Requirement). (c) Additional definitions for the terms “Applicable Law”, “IBA”, “ICE”, “LIBOR”, “LIBOR Business Day”, “LIBOR Index”, and “Reserve Requirement” shall be added to Section 1.01 of the Existing Credit Agreement, Defined Terms, to be inserted in their appropriate alphabetical location and to state as follows: "Applicable Law" means all Laws, covenants, conditions and restrictions (including private restrictive covenants) and other requirements relating to or affecting Borrower, any Guarantor, Lender or the Collateral. "IBA" means the ICE Benchmark Administration or its successor as the administrator for LIBOR. "ICE" means the Intercontinental Exchange. "LIBOR" means the London Interbank Offered Rate. "LIBOR Business Day" means each day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, England. "LIBOR Index" means the rate equal to the offered rate (and not the bid rate) for deposits in U.S. Dollars for a period equivalent to the Interest Period, as published by the IBA two LIBOR Business Days before the beginning of the applicable Interest Period. At no time will the LIBOR Index ever be less than 0.25%. "Reserve Requirement" means the rate at which Lender must maintain reserves (including any marginal, supplemental or emergency reserves), if any, under Regulation D of the Federal Reserve System (a) against "Eurocurrency Liabilities" (as such term is used in Regulation D), or (b) pursuant to Applicable 2 Fifth Amendment to Credit Agreement 2230976.1:613505:02679

Law against (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined as provided in this Agreement, or (ii) any category of extensions of credit or other assets which includes loans the interest rate on which is determined on the basis of rates referred to in the definition of "Eurodollar Rate". "Suspension Notice" means the notice from Lender to Borrower setting forth Lender's good faith determination that (A) the LIBOR Index is not reported, or (B) (as a result of changes to Applicable Law) it has become unlawful or discouraged for Lender to make or maintain the Loan at the Eurodollar Rate, or (C) the LIBOR Index (1) is unreliable or impractical to use for loans tied to any LIBOR Index or for Lender's risk management or hedging related to any such loans, or (2) is no longer the predominant index for variable rate loans made by Lender or its competitors, or (3) no longer permits Lender to achieve (in all material respects) the return on the Loan as Lender modeled at the time Lender approved the Loan. Section 2.2 Amendments to Article 2 of the Existing Credit Agreement. (a) An additional Paragraph lettered “(d)” shall be added to Section 2.07 of the Existing Credit Agreement, Interest, and shall state as follows: (d) Immediately after Lender gives a Suspension Notice to Borrowers, Lender's obligation to make or maintain the Loan at the Eurodollar Rate will be suspended and all interest payable at the Eurodollar Rate will automatically convert to a rate of interest determined by Lender based on an index and spread that is reasonably equivalent to the most recent, reliable Eurodollar Rate, as determined in good faith by Lender, prior to the date of the Suspension Notice. Lender may only issue a Suspension Notice to Borrowers under (C) of the definition of Suspension Notice if Lender issues a similar notice to its other borrowers with loans of similar maturities which are tied to a LIBOR Index and for which Lender has the right to issue such a Suspension Notice. If circumstances further change and nullify the basis on which the Suspension Notice was given, then Lender will advise Borrowers of the change and thereafter the outstanding principal balances of the Loans will automatically bear interest at the Eurodollar Rate. Section 2.3 Amendment to Note. The Note refers to the Existing Credit Agreement for most of its terms including, but not limited to, the rate of interest. Accordingly, the Note is hereby modified to reflect the new interest provisions described in Section 2.1 and 2.2 above. ARTICLE III. CONDITIONS OF EFFECTIVENESS Section 3.1 Effective Date. This Amendment shall become effective as of the date first above written when and only when: (a) Amendment Documents. Lender shall have received duly executed and delivered counterparts of each Amendment Document (i) in form, substance and date satisfactory to Lender, and (ii) in such numbers as Lender or its counsel may reasonably request. 3 Fifth Amendment to Credit Agreement 2230976.1:613505:02679

(b) Certificate. Lender shall have received a certificate of a Responsible Officer of Borrower certifying as of the date of this Amendment (i) that there have been no changes to its Organizational Documents since the Closing Date, and (ii) that there are no resolutions or other action of Borrower prohibiting the transactions described in this Amendment. (c) Other Documentation. Lender shall have received all documents and instruments which Lender has then reasonably requested, in addition to those described in this Section 4.1. All such additional documents and instruments shall be reasonably satisfactory to Lender in form, substance and date. (d) No Default. No event shall have occurred and be continuing that would constitute an Event of Default or a Default. ARTICLE IV. REPRESENTATIONS AND WARRANTIES Section 4.1 Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, each Borrower represents and warrants to Lender that: (a) All representations and warranties made by each Borrower in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date). (b) Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder and will provide Lender with any approval thereof at the next scheduled meeting of any such Borrower’s board of directors. (c) The execution and delivery by each Borrower of the Amendment Documents to which it is a party, the performance by each Borrower of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i) to any Borrower’s knowledge, any Law, (ii) any Borrower’s Organization Documents, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon any Borrower, (b) result in the acceleration of any Indebtedness owed by any Borrower, or (c) result in or require the creation of any Lien upon the assets or properties of any Borrower except as expressly contemplated or permitted in the Loan Documents. Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to each Borrower’s knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in respect of any Borrower in connection with the execution, delivery or performance by each Borrower of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents. (d) This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their terms except as such enforcement may be limited by bankruptcy, 4 Fifth Amendment to Credit Agreement 2230976.1:613505:02679

insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity. ARTICLE V. MISCELLANEOUS Section 5.1 Borrowing Base. From the date hereof through the next re-determination of the Borrowing Base pursuant to the terms of the Existing Credit Agreement, the Borrowing Base shall be $23,000,000.00. This provision shall satisfy the redetermination to occur on November 15, 2020. The next scheduled redetermination is to occur on May 15, 2021. Section 5.2 Ratification of Agreements. The Existing Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document. Section 5.3 Survival of Agreements. All of each Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the Obligations are paid in full to Lender and all of Lender’s obligations to Borrowers are terminated. Section 5.4 Waiver of Jury Trial. EACH OF THE BORROWERS AND LENDER (BY THEIR ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE BORROWERS AND THE LENDER, ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN THE LENDER AND THE BORROWERS OR ANY BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN. Section 5.5 Interpretive Provisions. Section 1.2 of the Existing Credit Agreement is incorporated herein by reference herein as if fully set forth. Unless the context clearly indicates otherwise, all references to "Borrower" mean either or any Borrower. Each Borrower is jointly and severally liable for the Obligations. Lender may sue any Borrower, jointly or individually, without impairing Lender's rights against any other Borrower. Lender may compromise with any Borrower or any other Person for any sum Lender sees fit. Lender may release any Borrower or any other Person from any liability for the Obligations without impairing Lender's right to demand and collect the balance of the Obligations from any Borrower or other Person. No compromise or release will, except as specifically set forth in the Agreement, impair Borrowers’ rights amongst themselves. Section 5.6 Loan Documents. The Amendment Documents are each a Loan Document, and all provisions in the Existing Credit Agreement pertaining to Loan Documents apply thereto. 5 Fifth Amendment to Credit Agreement 2230976.1:613505:02679

Section 5.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Texas. Section 5.8 Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. The Amendment Documents may be validly executed by facsimile or other electronic transmission. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. [The remainder of this page has been intentionally left blank.] 6 Fifth Amendment to Credit Agreement 2230976.1:613505:02679

EVOLUTION PETROLEUM CORPORATION OFFICER’S CERTIFICATE November 3, 2020 The undersigned, being the Chief Executive Officer and President of Evolution Petroleum Corporation, a Nevada corporation (the “Company”), hereby certifies that, he is duly authorized to execute and deliver this Officer’s Certificate on behalf of the Company. The undersigned further hereby certifies that he is duly authorized to make and deliver this certificate with respect to that certain Credit Agreement dated as of April 11, 2016, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017, and as further amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018, and as further amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018 (collectively, the “Existing Credit Agreement”). All terms defined in the Existing Credit Agreement shall have the same meaning herein. In accordance with the conditions set forth in the Section 3.1 of the Fifth Amendment to Credit Agreement dated November 2, 2020 (the “Fifth Amendment”), the undersigned hereby certifies that the following statements and information are true, complete and correct as of the date hereof: 1. Attached hereto as Annex A is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the Company to subscribe to and execute the Fifth Amendment and other the Loan Documents (as such term is defined in the Existing Credit Agreement) to which the Company is a party, and the consummation by the Company of the transactions contemplated by the Fifth Amendment, the Existing Credit Agreement and the other Loan Documents, which resolutions have not been amended, modified or rescinded since the adoption thereof, and which remain in full force and effect as of the date hereof. Other than the resolutions set forth on Annex A attached hereto, no resolutions have been adopted by the Board of Directors relating to the Fifth Amendment, the Existing Credit Agreement, the Loan Documents and/or the transactions contemplated thereby. 2. There have been no changes to the Company’s Organizational Documents since the Closing Date; and 3. There are no resolutions or other action of the Company prohibiting the transactions described in the Fifth Amendment. [Signature page follows]

Annex A Board Resolutions Attached hereto.

RESOLUTIONS OF THE BOARD OF DIRECTORS OF EVOLUTION PETROLEUM CORPORATION November 3, 2020 The members of the Board of Directors (“Board”) of Evolution Petroleum Corporation, a Nevada corporation (the “Company”), hereby adopt the resolutions set forth below and direct that these resolutions be filed with the books and records of the Company: WHEREAS, the Company previously entered into that certain Credit Agreement dated April 11, 2016 as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017, and as further amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018, and as amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018 (collectively, the “Existing Credit Agreement”), and other Loan Documents (as such term is defined in the Existing Credit Agreement) to which the Company is a party; and WHEREAS, the Board of the Company deems it to be in the best interests of the Company to subscribe to and execute that certain Fifth Amendment to Credit Agreement and Amendment to Note, dated November 2, 2020, by and among the Company, Evolution Petroleum OK, Inc., a Texas corporation, NGS Technologies, Inc., a Delaware corporation, Evolution Royalties, Inc., a Delaware corporation, Evolution Petroleum West Inc., a Delaware corporation, and Bank (the “Fifth Amendment”). NOW THEREFORE LET IT BE: RESOLVED, that the form, terms and provisions of the Fifth Amendment and all Loan Documents to which the Company is a party, including all exhibits and schedules attached thereto, be and hereby are, approved; RESOLVED, that Jason Brown, as Chief Executive Officer and President of the Company (the “Authorized Person”) be, and hereby is, authorized and empowered to execute and deliver the Fifth Amendment and all Loan Documents to which the Company is a party, including all exhibits and schedules attached thereto, in the name and on behalf of the Company, with such additions, deletions or changes therein (including, without limitation, any additions, deletions or changes to any schedules or exhibits thereto) as the Authorized Person executing the same shall approve (the execution and delivery thereof by the Authorized Person to be conclusive evidence of his approval of any such additions, deletions or changes); RESOLVED, that the Company be, and hereby is, authorized and empowered to perform all of its obligations under the Fifth Amendment and all Loan Documents; RESOLVED, that the Authorized Person be, and hereby is, authorized and empowered to take all such further actions and to execute and deliver all such further agreements, certificates, instruments and documents, in the name and on behalf of the Company; to pay or cause to be paid all expenses; to take all such other actions as the Authorized Person shall deem necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions; RESOLVED, that the acts of any person or Authorized Person on behalf of the Company, heretofore taken in entering into, executing, and acknowledging any agreements or arrangements or in carrying out the terms and intentions of the foregoing recitals and resolutions are hereby fully ratified, approved, adopted, confirmed and declared to be and represent binding obligations of the Company in accordance with the respective terms and provisions thereof; and RESOLVED, that the omission from these resolutions of any agreement or other arrangement contemplated by any of the agreements or instruments described in the foregoing resolutions or any action to be taken in accordance with any requirements of any of the agreements or instruments described in the foregoing resolutions shall in no manner derogate from the authority of the Authorized Person to take all actions necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions.

EVOLUTION PETROLEUM WEST, INC. OFFICER’S CERTIFICATE November 3, 2020 The undersigned, being the Chief Executive Office and President of Evolution Petroleum West, Inc., a Delaware corporation (the “Company”), hereby certifies that, he is duly authorized to execute and deliver this Officer’s Certificate on behalf of the Company. The undersigned further hereby certifies that he is duly authorized to make and deliver this certificate with respect to that certain Credit Agreement dated as of April 11, 2016, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017, and as further amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018, and as further amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018 (collectively, the “Existing Credit Agreement”). All terms defined in the Existing Credit Agreement shall have the same meaning herein. In accordance with the conditions set forth in the Section 3.1 of the Fifth Amendment to Credit Agreement dated November 2, 2020 (the “Fifth Amendment”), the undersigned hereby certifies that the following statements and information are true, complete and correct as of the date hereof: 1. Attached hereto as Annex A is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the Company to subscribe to and execute the Fifth Amendment and other the Loan Documents (as such term is defined in the Existing Credit Agreement) to which the Company is a party, and the consummation by the Company of the transactions contemplated by the Fifth Amendment, the Existing Credit Agreement and the other Loan Documents, which resolutions have not been amended, modified or rescinded since the adoption thereof, and which remain in full force and effect as of the date hereof. Other than the resolutions set forth on Annex A attached hereto, no resolutions have been adopted by the Board of Directors relating to the Fifth Amendment, the Existing Credit Agreement, the Loan Documents and/or the transactions contemplated thereby. 2. There have been no changes to the Company’s Organizational Documents since the Closing Date; and 3. There are no resolutions or other action of the Company prohibiting the transactions described in the Fifth Amendment. [Signature page follows]

Annex A Board Resolutions Attached hereto.

RESOLUTIONS OF THE BOARD OF DIRECTORS OF EVOLUTION PETROLEUM WEST, INC. November 3, 2020 The members of the Board of Directors (“Board”) of Evolution Petroleum West, Inc., a Delaware corporation (the “Company”), hereby adopt the resolutions set forth below and direct that these resolutions be filed with the books and records of the Company: WHEREAS, the Company previously entered into an Assumption Agreement dated December 19, 2019 given by the Company for the benefit of MidFirst Bank, a federally chartered savings association (the “Bank”) in connection with that certain Credit Agreement, dated as of April 11, 2016, by and among Evolution Petroleum Corporation, a Nevada corporation (“Original Borrower”), and the Bank, as lender, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017, and as further amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018, and as further amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018 (collectively, the “Existing Credit Agreement”), and other Loan Documents (as such term is defined in the Existing Credit Agreement) to which the Company is a party; and WHEREAS, the Board of the Company deems it to be in the best interests of the Company to subscribe to and execute that certain Fifth Amendment to Credit Agreement and Assumption Agreement, dated November 2, 2020, by and among Original Borrower, NGS Technologies, Inc., a Delaware corporation, Evolution Royalties, Inc., a Delaware corporation, Evolution Petroleum OK, Inc., a Texas corporation, and the Company, and Bank (the “Fifth Amendment”). NOW THEREFORE LET IT BE: RESOLVED, that the form, terms and provisions of the Fifth Amendment and all Loan Documents to which the Company is a party, including all exhibits and schedules attached thereto, be and hereby are, approved; RESOLVED, that Jason Brown, as Chief Executive Officer and President of the Company (the “Authorized Person”) be, and hereby is, authorized and empowered to execute and deliver the Fifth Amendment and all Loan Documents to which the Company is a party, including all exhibits and schedules attached thereto, in the name and on behalf of the Company, with such additions, deletions or changes therein (including, without limitation, any additions, deletions or changes to any schedules or exhibits thereto) as the Authorized Person executing the same shall approve (the execution and delivery thereof by the Authorized Person to be conclusive evidence of his approval of any such additions, deletions or changes); RESOLVED, that the Company be, and hereby is, authorized and empowered to perform all of its obligations under the Fifth Amendment and all Loan Documents; RESOLVED, that the Authorized Person be, and hereby is, authorized and empowered to take all such further actions and to execute and deliver all such further agreements, certificates, instruments and documents, in the name and on behalf of the Company; to pay or cause to be paid all expenses; to take all such other actions as the Authorized Person shall deem necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions; RESOLVED, that the acts of any person or Authorized Person on behalf of the Company, heretofore taken in entering into, executing, and acknowledging any agreements or arrangements or in carrying out the terms and intentions of the foregoing recitals and resolutions are hereby fully ratified, approved, adopted, confirmed and declared to be and represent binding obligations of the Company in accordance with the respective terms and provisions thereof; and RESOLVED, that the omission from these resolutions of any agreement or other arrangement contemplated by any of the agreements or instruments described in the foregoing resolutions or any action to be taken in accordance with any requirements of any of the agreements or instruments described in the foregoing resolutions shall in no manner derogate from the authority of the Authorized Person to take all actions necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions.

EVOLUTION PETROLEUM OK, INC. OFFICER’S CERTIFICATE November 3, 2020 The undersigned, being the Chief Executive Officer and President of Evolution Petroleum OK, Inc., a Texas corporation (the “Company”), hereby certifies that, he is duly authorized to execute and deliver this Officer’s Certificate on behalf of the Company. The undersigned further hereby certifies that he is duly authorized to make and deliver this certificate with respect to that certain Credit Agreement dated as of April 11, 2016, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017, and as further amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018, and as further amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018 (collectively, the “Existing Credit Agreement”). All terms defined in the Existing Credit Agreement shall have the same meaning herein. In accordance with the conditions set forth in the Section 3.1 of the Fifth Amendment to Credit Agreement dated November 2, 2020 (the “Fifth Amendment”), the undersigned hereby certifies that the following statements and information are true, complete and correct as of the date hereof: 1. Attached hereto as Annex A is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the Company to subscribe to and execute the Fifth Amendment and other the Loan Documents (as such term is defined in the Existing Credit Agreement) to which the Company is a party, and the consummation by the Company of the transactions contemplated by the Fifth Amendment, the Existing Credit Agreement and the other Loan Documents, which resolutions have not been amended, modified or rescinded since the adoption thereof, and which remain in full force and effect as of the date hereof. Other than the resolutions set forth on Annex A attached hereto, no resolutions have been adopted by the Board of Directors relating to the Fifth Amendment, the Existing Credit Agreement, the Loan Documents and/or the transactions contemplated thereby. 2. There have been no changes to the Company’s Organizational Documents since the Closing Date; and 3. There are no resolutions or other action of the Company prohibiting the transactions described in the Fifth Amendment. [Signature page follows]

Annex A Board Resolutions Attached hereto.

RESOLUTIONS OF THE BOARD OF DIRECTORS OF EVOLUTION PETROLEUM OK, INC. November 3, 2020 The members of the Board of Directors (“Board”) of Evolution Petroleum OK, Inc., a Texas corporation (the “Company”), hereby adopt the resolutions set forth below and direct that these resolutions be filed with the books and records of the Company: WHEREAS, the Company previously entered into a Subsidiary Guaranty dated April 11, 2016 given by the Company for the benefit of MidFirst Bank, a federally chartered savings association (the “Bank”) in connection with that certain Credit Agreement, dated as of April 11, 2016, by and among Evolution Petroleum Corporation, a Nevada corporation (“Original Borrower”), and the Bank, as lender, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017, and as amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018, and as amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018 (collectively, the “Existing Credit Agreement”), and other Loan Documents (as such term is defined in the Existing Credit Agreement) to which the Company is a party; and WHEREAS, the Board of the Company deems it to be in the best interests of the Company to subscribe to and execute that certain Fifth Amendment to Credit Agreement and Amendment to Note, dated November 2, 2020, by and among Original Borrower, NGS Technologies, Inc., a Delaware corporation, the Company, Evolution Royalties, Inc., a Delaware corporation, Evolution Petroleum West Inc., a Delaware corporation, and Bank (the “Fifth Amendment”). NOW THEREFORE LET IT BE: RESOLVED, that the form, terms and provisions of the Fifth Amendment and all Loan Documents to which the Company is a party, including all exhibits and schedules attached thereto, be and hereby are, approved; RESOLVED, that Jason Brown, as Chief Executive Officer and President of the Company (the “Authorized Person”) be, and hereby is, authorized and empowered to execute and deliver the Fifth Amendment and all Loan Documents to which the Company is a party, including all exhibits and schedules attached thereto, in the name and on behalf of the Company, with such additions, deletions or changes therein (including, without limitation, any additions, deletions or changes to any schedules or exhibits thereto) as the Authorized Person executing the same shall approve (the execution and delivery thereof by the Authorized Person to be conclusive evidence of his approval of any such additions, deletions or changes); RESOLVED, that the Company be, and hereby is, authorized and empowered to perform all of its obligations under the Fifth Amendment and all Loan Documents; RESOLVED, that the Authorized Person be, and hereby is, authorized and empowered to take all such further actions and to execute and deliver all such further agreements, certificates, instruments and documents, in the name and on behalf of the Company; to pay or cause to be paid all expenses; to take all such other actions as the Authorized Person shall deem necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions; RESOLVED, that the acts of any person or Authorized Person on behalf of the Company, heretofore taken in entering into, executing, and acknowledging any agreements or arrangements or in carrying out the terms and intentions of the foregoing recitals and resolutions are hereby fully ratified, approved, adopted, confirmed and declared to be and represent binding obligations of the Company in accordance with the respective terms and provisions thereof; and RESOLVED, that the omission from these resolutions of any agreement or other arrangement contemplated by any of the agreements or instruments described in the foregoing resolutions or any action to be taken in accordance with any requirements of any of the agreements or instruments described in the foregoing resolutions shall in no manner derogate from the authority of the Authorized Person to take all actions necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions.

EVOLUTION ROYALTIES, INC. OFFICER’S CERTIFICATE November 3, 2020 The undersigned, being the Chief Executive Officer and President of Evolution Royalties, Inc., a Delaware corporation (the “Company”), hereby certifies that, he is duly authorized to execute and deliver this Officer’s Certificate on behalf of the Company. The undersigned further hereby certifies that he is duly authorized to make and deliver this certificate with respect to that certain Credit Agreement dated as of April 11, 2016, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017, and as further amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018, and as further amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018 (collectively, the “Existing Credit Agreement”). All terms defined in the Existing Credit Agreement shall have the same meaning herein. In accordance with the conditions set forth in the Section 3.1 of the Fifth Amendment to Credit Agreement dated November 2, 2020 (the “Fifth Amendment”), the undersigned hereby certifies that the following statements and information are true, complete and correct as of the date hereof: 1. Attached hereto as Annex A is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the Company to subscribe to and execute the Fifth Amendment and other the Loan Documents (as such term is defined in the Existing Credit Agreement) to which the Company is a party, and the consummation by the Company of the transactions contemplated by the Fifth Amendment, the Existing Credit Agreement and the other Loan Documents, which resolutions have not been amended, modified or rescinded since the adoption thereof, and which remain in full force and effect as of the date hereof. Other than the resolutions set forth on Annex A attached hereto, no resolutions have been adopted by the Board of Directors relating to the Fifth Amendment, the Existing Credit Agreement, the Loan Documents and/or the transactions contemplated thereby. 2. There have been no changes to the Company’s Organizational Documents since the Closing Date; and 3. There are no resolutions or other action of the Company prohibiting the transactions described in the Fifth Amendment. [Signature page follows]

Annex A Board Resolutions Attached hereto.

RESOLUTIONS OF THE BOARD OF DIRECTORS OF EVOLUTION ROYALTIES, INC. November 3, 2020 The members of the Board of Directors (“Board”) of Evolution Royalties, Inc., a Delaware corporation (the “Company”), hereby adopt the resolutions set forth below and direct that these resolutions be filed with the books and records of the Company: WHEREAS, the Company previously entered into a Subsidiary Guaranty dated April 11, 2016 given by the Company for the benefit of MidFirst Bank, a federally chartered savings association (the “Bank”) in connection with that certain Credit Agreement, dated as of April 11, 2016, by and among Evolution Petroleum Corporation, a Nevada corporation (“Original Borrower”), and the Bank, as lender, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017, and as amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018, and as amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018 (collectively, the “Existing Credit Agreement”), and other Loan Documents (as such term is defined in the Existing Credit Agreement) to which the Company is a party; and WHEREAS, the Board of the Company deems it to be in the best interests of the Company to subscribe to and execute that certain Fifth Amendment to Credit Agreement and Amendment to Note, dated November 2, 2020, by and among Original Borrower, Evolution Petroleum OK, Inc., a Texas corporation, NGS Technologies, Inc., a Delaware corporation, the Company, Evolution Petroleum West Inc., a Delaware corporation, and Bank (the “Fifth Amendment”). NOW THEREFORE LET IT BE: RESOLVED, that the form, terms and provisions of the Fifth Amendment and all Loan Documents to which the Company is a party, including all exhibits and schedules attached thereto, be and hereby are, approved; RESOLVED, that Jason Brown, as Chief Executive Officer and President of the Company (the “Authorized Person”) be, and hereby is, authorized and empowered to execute and deliver the Fifth Amendment and all Loan Documents to which the Company is a party, including all exhibits and schedules attached thereto, in the name and on behalf of the Company, with such additions, deletions or changes therein (including, without limitation, any additions, deletions or changes to any schedules or exhibits thereto) as the Authorized Person executing the same shall approve (the execution and delivery thereof by the Authorized Person to be conclusive evidence of his approval of any such additions, deletions or changes); RESOLVED, that the Company be, and hereby is, authorized and empowered to perform all of its obligations under the Fifth Amendment and all Loan Documents; RESOLVED, that the Authorized Person be, and hereby is, authorized and empowered to take all such further actions and to execute and deliver all such further agreements, certificates, instruments and documents, in the name and on behalf of the Company; to pay or cause to be paid all expenses; to take all such other actions as the Authorized Person shall deem necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions; RESOLVED, that the acts of any person or Authorized Person on behalf of the Company, heretofore taken in entering into, executing, and acknowledging any agreements or arrangements or in carrying out the terms and intentions of the foregoing recitals and resolutions are hereby fully ratified, approved, adopted, confirmed and declared to be and represent binding obligations of the Company in accordance with the respective terms and provisions thereof; and RESOLVED, that the omission from these resolutions of any agreement or other arrangement contemplated by any of the agreements or instruments described in the foregoing resolutions or any action to be taken in accordance with any requirements of any of the agreements or instruments described in the foregoing resolutions shall in no manner derogate from the authority of the Authorized Person to take all actions necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions.

NGS TECHNOLOGIES, INC. OFFICER’S CERTIFICATE November 3, 2020 The undersigned, being the Chief Executive Officer and President of NGS Technologies, Inc., a Delaware corporation (the “Company”), hereby certifies that, he is duly authorized to execute and deliver this Officer’s Certificate on behalf of the Company. The undersigned further hereby certifies that he is duly authorized to make and deliver this certificate with respect to that certain Credit Agreement dated as of April 11, 2016, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017, and as further amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018, and as further amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018 (collectively, the “Existing Credit Agreement”). All terms defined in the Existing Credit Agreement shall have the same meaning herein. In accordance with the conditions set forth in the Section 3.1 of the Fifth Amendment to Credit Agreement dated November 2, 2020 (the “Fifth Amendment”), the undersigned hereby certifies that the following statements and information are true, complete and correct as of the date hereof: 1. Attached hereto as Annex A is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the Company to subscribe to and execute the Fifth Amendment and other the Loan Documents (as such term is defined in the Existing Credit Agreement) to which the Company is a party, and the consummation by the Company of the transactions contemplated by the Fifth Amendment, the Existing Credit Agreement and the other Loan Documents, which resolutions have not been amended, modified or rescinded since the adoption thereof, and which remain in full force and effect as of the date hereof. Other than the resolutions set forth on Annex A attached hereto, no resolutions have been adopted by the Board of Directors relating to the Fifth Amendment, the Existing Credit Agreement, the Loan Documents and/or the transactions contemplated thereby. 2. There have been no changes to the Company’s Organizational Documents since the Closing Date; and 3. There are no resolutions or other action of the Company prohibiting the transactions described in the Fifth Amendment. [Signature page follows]

Annex A Board Resolutions Attached hereto.

RESOLUTIONS OF THE BOARD OF DIRECTORS OF NGS TECHNOLOGIES, INC. November 3, 2020 The members of the Board of Directors (“Board”) of NGS Technologies, Inc., a Delaware corporation (the “Company”), hereby adopt the resolutions set forth below and direct that these resolutions be filed with the books and records of the Company: WHEREAS, the Company previously entered into a Subsidiary Guaranty dated April 11, 2016 given by the Company for the benefit of MidFirst Bank, a federally chartered savings association (the “Bank”) in connection with that certain Credit Agreement, dated as of April 11, 2016, by and among Evolution Petroleum Corporation, a Nevada corporation (“Original Borrower”), and the Bank, as lender, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017, and as amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018, and as amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018 (collectively, the “Existing Credit Agreement”), and other Loan Documents (as such term is defined in the Existing Credit Agreement) to which the Company is a party; and WHEREAS, the Board of the Company deems it to be in the best interests of the Company to subscribe to and execute that certain Fifth Amendment to Credit Agreement and Amendment to Note, dated November 2, 2020, by and among Original Borrower, Evolution Petroleum OK, Inc., a Texas corporation, the Company, Evolution Royalties, Inc., a Delaware corporation, Evolution Petroleum West Inc., a Delaware corporation, and Bank (the “Fifth Amendment”). NOW THEREFORE LET IT BE: RESOLVED, that the form, terms and provisions of the Fifth Amendment and all Loan Documents to which the Company is a party, including all exhibits and schedules attached thereto, be and hereby are, approved; RESOLVED, that Jason Brown, as Chief Executive Officer and President of the Company (the “Authorized Person”) be, and hereby is, authorized and empowered to execute and deliver the Fifth Amendment and all Loan Documents to which the Company is a party, including all exhibits and schedules attached thereto, in the name and on behalf of the Company, with such additions, deletions or changes therein (including, without limitation, any additions, deletions or changes to any schedules or exhibits thereto) as the Authorized Person executing the same shall approve (the execution and delivery thereof by the Authorized Person to be conclusive evidence of his approval of any such additions, deletions or changes); RESOLVED, that the Company be, and hereby is, authorized and empowered to perform all of its obligations under the Fifth Amendment and all Loan Documents; RESOLVED, that the Authorized Person be, and hereby is, authorized and empowered to take all such further actions and to execute and deliver all such further agreements, certificates, instruments and documents, in the name and on behalf of the Company; to pay or cause to be paid all expenses; to take all such other actions as the Authorized Person shall deem necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions; RESOLVED, that the acts of any person or Authorized Person on behalf of the Company, heretofore taken in entering into, executing, and acknowledging any agreements or arrangements or in carrying out the terms and intentions of the foregoing recitals and resolutions are hereby fully ratified, approved, adopted, confirmed and declared to be and represent binding obligations of the Company in accordance with the respective terms and provisions thereof; and RESOLVED, that the omission from these resolutions of any agreement or other arrangement contemplated by any of the agreements or instruments described in the foregoing resolutions or any action to be taken in accordance with any requirements of any of the agreements or instruments described in the foregoing resolutions shall in no manner derogate from the authority of the Authorized Person to take all actions necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions.